Exhibit 10.1

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”) is made and entered into as of September 7, 2016, by and among Eagle Bulk Shipping, Inc., a Republic of the Marshall Islands corporation (the “Company”), and the parties listed on Schedule I hereto (each, a “Purchaser” and collectively, the “Purchasers”), each of which is a “Purchaser” under that certain Preferred Stock Purchase Agreement, dated as of May 26, 2016, as amended, by and among the Company and the Purchasers (the “Purchase Agreement”).

RECITALS

WHEREAS, the Company and the Purchasers have entered into the Purchase Agreement;

WHEREAS, Section 7.1 of the Purchase Agreement provides that the Purchase Agreement may be terminated on a Purchaser-by-Purchaser basis by written mutual consent of the Company and each such Purchaser;

WHEREAS, the Company and each of the Purchasers have determined that they desire to terminate the Purchase Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1     Definitions.     Initially capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement, including the exhibits thereto. For purposes of this Agreement, “Party” means the Company and each individual or financial institution listed on Schedule I hereto. The rules of interpretation set forth in Section 1.2 of the Purchase Agreement shall apply to this Agreement. Each reference in this Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to this Agreement.

ARTICLE II

TERMINATION OF PURCHASE AGREEMENT

Section 2.1     Termination of Purchase Agreement. Each of the Purchasers and the Company mutually agree in accordance with Section 7.1 of the Purchase Agreement that, immediately upon execution of this Agreement, the Purchase Agreement is terminated and, except as otherwise set forth therein, shall be of no further force or effect.

Section 2.2     Termination Payment. In connection with the termination of the Purchase Agreement, the Company hereby agrees to pay each of the Purchasers on the date hereof its pro rata portion of $125,254.80 (the “Termination Payment”) as set forth on Schedule I hereto, calculated based on the number of shares of Preferred Stock each Purchaser had agreed to purchase under the Purchase Agreement divided by the total number of shares of Preferred Stock that all Purchasers had agreed to purchase under the Purchase Agreement, by wire transfer of immediately available funds or by certified check according to the payment instructions supplied in writing to the Company on or prior to the date hereof.

Section 2.3     Effect of Termination; Releases. (a) Effective upon the execution and delivery of this Agreement, (i) each Purchaser, on behalf of itself and its Affiliates, and (ii) the Company, on behalf of itself and its Affiliates, hereby (x) forever, fully and completely terminate the Purchase Agreement and any and all rights, duties, interests and obligations thereunder except for any provisions therein that expressly survive termination and (y) forever, fully and completely agree that none of the Company, the Purchasers their Affiliates and any of their successors or assigns has any further rights, duties, interests or obligations under the Purchase Agreement of any kind or any nature whatsoever, including any obligation of the Company to issue or sell any preferred stock to any Purchaser or any other Person.

(b)     In exchange for the consideration provided and described in this Agreement (which the parties hereto acknowledge is fair and adequate), each of the Company and each Purchaser and their respective Affiliates and any of their successors, and assigns, knowingly and voluntarily fully, forever, absolutely, irrevocably and unconditionally releases, withdraws, waives and discharges all other parties hereto, their Affiliates and each and all of their respective successors, assigns, and all of their past and present officers, directors, employees, servants, attorneys, agents, partners, shareholders, members and managers (each a “Released Party”), and covenants not to sue for, any and all claims, costs, expenses, attorneys’ fees, damages, indemnities, obligations, counterclaims, demands, causes of action, contracts, agreements, promises, obligations, defenses or liabilities of any kind whatsoever by reason of any act, omission, misrepresentation, cause, claim, counterclaim, cross-claim, right, matter or other basis of liability founded either in tort or contract, howsoever created, evidenced, arising or incurred, whether known or unknown, suspected or unsuspected, up to and including the date of this Agreement, in any way connected with or resulting from the Purchase Agreement and the transactions contemplated thereby (collectively, “Claims”). The release of Claims in this Section 2.3(b) shall be construed as broadly as possible and extend to claims of any nature whatsoever, other than any Claims relating specifically to this Agreement, any rights that expressly survive the termination of the Purchase Agreement pursuant to Section 7.2 thereof and the right to receive the Termination Payment hereunder.

To the extent consistent with applicable law, each party hereto on behalf of itself and its Affiliates agrees not to file a complaint in any court or other tribunal (an “action”) against the other Released Parties with respect to any Claim which may have accrued, or which it may allege has accrued, with respect to any of the Released Parties relating to the Purchase Agreement. Further, to the extent any such action has been or may be brought by another person or entity, each party hereto on behalf of itself and its affiliates expressly waives its right to, and will not accept, any form of monetary relief or other damages, or any form of recovery or relief in connection with such action. Each party acknowledges that the terms of this Agreement do not constitute an admission by any party that such party violated any law or legal obligation whatsoever. Each party agrees to indemnify and hold the other Released Parties harmless from any liabilities, costs and expenses reasonably incurred by such Released Parties in respect of any breach of this Section 2.3(b) by such party or its affiliates, principals, agents, executors, administrators, successors, and assigns. By signing this Agreement, each party, on behalf of itself and its Affiliates, provides a complete waiver of all Claims that may have arisen, whether known or unknown. If any party breaches this Section 2.3(b), the Released Parties may seek restitution and/or offset of any payments made or benefits provided to the extent permitted by law.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants, as of the date hereof, as follows:

Section 3.1     Organization. The Company and each Subsidiary is duly incorporated or formed and validly existing and in good standing under the law of its jurisdiction of incorporation or formation.

Section 3.2     Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action. This Agreement has been or will be duly executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles.

Section 3.3     No Violation; Consents and Approvals. The execution and delivery by the Company of this Agreement does not, and the consummation by the Company of any of the transactions contemplated hereby and compliance by the Company with the terms, conditions and provisions hereof will not:

(i)     conflict with, violate, result (with the giving of notice or passage of time or both) in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the assets or properties of the Company or any Subsidiary under (A) the articles of incorporation or certificate of formation or the by-laws or limited liability company agreement, each as applicable, of the Company or any Subsidiary, (B) any note, instrument, agreement, contract, mortgage, lease, license, franchise, guarantee, permit or other authorization, right, restriction or obligation to which the Company or any Subsidiary is a party or any of their respective assets or properties is subject or by which the Company or any Subsidiary is bound, (C) any Court Order to which the Company or any Subsidiary is a party or any of their respective assets or properties is subject or by which the Company or any Subsidiary is bound, or (D) any Requirements of Law applicable to the Company or any Subsidiary or any of their respective assets or properties; or

(ii)     require the approval, consent, authorization or act of, or the making by the Company or any Subsidiary of any declaration, filing or registration with, any Person (including under the Securities Act or state securities laws).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE Purchasers

Each Purchaser, severally and not jointly, represents and warrants, as of the date hereof, as follows:

Section 4.1     Organization. Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

Section 4.2     Authorization. Such Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder in accordance with the terms hereof. This Agreement has been or will be duly executed and delivered by such Purchaser, and constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles.

Section 4.3     No Violation. The execution and delivery and performance by such Purchaser of this Agreement do not conflict with, violate or result (with the giving of notice or passage of time or both) in a breach of the terms, conditions or provisions of the certificate of incorporation or by-laws or comparable organizational documents of such Purchaser, or any Court Order to which such Purchaser is a party.

Section 4.4     Acknowledgment. Each Purchaser acknowledges and understands that by executing this Agreement, it is releasing the Company from any and all obligation to issue the Preferred Stock and, other than any rights that expressly survive the termination of the Purchase Agreement pursuant to Section 7.2 thereof and the right to receive the Termination Payment hereunder, such Purchaser shall not have any other rights under the Purchase Agreement or in the transactions contemplated thereby.

ARTICLE V

MISCELLANEOUS

Section 5.1     Survival of Obligations. All representations, warranties, covenants, agreements and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

Section 5.2     Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally, (ii) when delivered by electronic mail (so long as notification of a failure to deliver such electronic mail is not received by the sending party), (iii) if transmitted by facsimile when confirmation of transmission is received by the sending party, (iv) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third business day after mailing or (v) if sent by reputable overnight courier when received; and shall be addressed to each Purchaser as set forth on its respective signature pages and if to the Company as follows:

Eagle Bulk Shipping Inc.
                300 First Stamford Place, 5th Floor

Stamford, Connecticut 06902

Attention: Adir Katzav

Facsimile: 203 276-8199

Email: akatzav@eagleships.com

with a copy to:

Akin Gump Strauss Hauer & Feld LLP
                1333 New Hampshire Ave. N.W.

Washington, DC 20036

Attention: Daniel I. Fisher

Facsimile: 202 887-4288

Email: dfisher@akingump.com

Any Party may, from time to time, change its address, facsimile number, e-mail address or other information for the purpose of notices to that Party by giving notice specifying such change to the other.

Section 5.3     Execution in Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties.

Section 5.4     Amendments. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by all of the Parties.

Section 5.5     Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or Parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any Party, it is in writing signed by an authorized representative of such Party. The failure or delay of any Party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

Section 5.6     Severability. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

Section 5.7     Assignment; Successors and Assigns. Neither this Agreement nor any of the rights and obligations of any Party hereunder may be assigned, delegated or otherwise transferred by such Party without the prior written consent of each other Party; provided, that any Purchaser may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of its Affiliates. No such assignment, delegation or other transfer shall relieve the assignor of any of its obligations or liabilities hereunder. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 5.8     No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any third Person, other than the Parties and their respective successors and assigns permitted by Section 5.7, any right, remedy or claim under or by reason of this Agreement.

Section 5.9     Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without regard to its conflict of laws principles.

Section 5.10     Submission to Jurisdiction. Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Purchaser may otherwise have to bring any action or proceeding relating to this Agreement against the Company and its Subsidiaries or their respective properties in the courts of any jurisdiction or any right that the Company may otherwise have to bring any action or proceeding relating to this Agreement against any Purchaser or its properties in the courts of any jurisdiction. Each Party irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in such a court referred to in the first sentence of this Section 5.10 and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 5.11.     WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO IT THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 5.12.     Public Announcements. The Company and the Purchasers shall consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated herein, and shall not issue any such press release or make any such public statement that uses the name of any Purchaser or any affiliate thereof without the prior written consent of each such Purchaser and affiliate whose name is proposed to be used; provided, that no Purchaser shall make any public announcements or otherwise communicate with the news media with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Company. Notwithstanding the foregoing, any Party may make or cause to be made any press release or similar public announcement or communication as may be required to comply with (a) the requirements of applicable law, including the Exchange Act without prior notice as contemplated in the first sentence of this Section 5.12 or (b) its disclosure obligations or practices with respect to its investors; provided that prior to making any such disclosure under this clause (b), such Party shall provide a copy of such proposed disclosure to the Company and shall only publicly make such disclosure with the consent of the Company, which consent shall not be unreasonably withheld or delayed, if the Company has not previously made a public announcement of the transactions contemplated hereby.

Section 5.13     Entire Agreement. This Agreement and the Schedule hereto constitute the entire agreement and understanding among the Parties with respect to the subject matter contained herein or therein, and supersede any and all prior agreements, negotiations, discussions, understandings, term sheets or letters of intent between or among any of the Parties with respect to such subject matter.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment, to be effective on the date first above written.

EAGLE BULK SHIPPING INC.

By:    /s/ Adir Katzav
Name:    Adir Katzav
Title:      Chief Financial Officer

[Signature Page to Termination Agreement]

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By: Oaktree Value Opportunities Fund GP, L.P., its General Partner

By: Oaktree Value Opportunities Fund GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By: /s/ Mahesh Balakrishnan

       Name: Mahesh Balakrishnan

       Title: Managing Director

By: /s/ Robert O’ Leary

        Name: Robert O’Leary

        Title: Managing Director

Notice Information:	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Termination Agreement]

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By: Oaktree Huntington Investment Fund GP, L.P., its General Partner

By: Oaktree Huntington Investment Fund GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By: /s/ Mahesh Balakrishnan

       Name: Mahesh Balakrishnan

       Title: Managing Director

By: /s/ Robert O’ Leary

       Name: Robert O’Leary

       Title: Managing Director

Notice Information:	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Termination Agreement]

OAKTREE OPPORTUNITIES FUND VIIIB, L.P.

By: Oaktree Opportunities Fund VIIIb GP, L.P., its General Partner

By: Oaktree Opportunities Fund VIIIb GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By: /s/ Mahesh Balakrishnan

       Name: Mahesh Balakrishnan

       Title: Managing Director

By: /s/ Robert O’ Leary

       Name: Robert O’Leary

       Title: Managing Director

Notice Information:	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Termination Agreement]

OAKTREE OPPORTUNITIES FUND VIIIB (PARALLEL), L.P.

By: Oaktree Opportunities Fund VIIIb GP, L.P., its General Partner

By: Oaktree Opportunities Fund VIIIb GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By: /s/ Mahesh Balakrishnan

       Name: Mahesh Balakrishnan

       Title: Managing Director

By: /s/ Robert O’ Leary

       Name: Robert O’Leary

       Title: Managing Director

Notice Information:	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Termination Agreement]

OAKTREE OPPORTUNITIES IX, L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its General Partner

By: Oaktree Opportunities Fund IX GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By: /s/ Mahesh Balakrishnan

       Name: Mahesh Balakrishnan

       Title: Managing Director

By: /s/ Robert O’ Leary

       Name: Robert O’Leary

       Title: Managing Director

Notice Information:	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Termination Agreement]

OAKTREE OPPORTUNITIES FUND IX (PARALLEL), L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its General Partner

By: Oaktree Opportunities Fund IX GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By: /s/ Mahesh Balakrishnan

       Name: Mahesh Balakrishnan

       Title: Managing Director

By: /s/ Robert O’ Leary

      Name: Robert O’Leary

      Title: Managing Director

.Notice Information:	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Termination Agreement]

OAKTREE OPPORTUNITIES FUND IX (PARALLEL 2), L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its General Partner

By: Oaktree Opportunities Fund IX GP Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By: /s/ Mahesh Balakrishnan

       Name: Mahesh Balakrishnan

       Title: Managing Director

By: /s/ Robert O’ Leary

       Name: Robert O’Leary

       Title: Managing Director

Notice Information:	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attn: Hyunjoo Quon Phone: (213) 830-6298 Fax: (213) 830-6294 Email: hquon@oaktreecapital.com

[Signature Page to Termination Agreement]

NB DISTRESSED DEBT MASTER FUND LP By: Neuberger Berman Investment Advisers LLC, as Investment Manager By: /s/ Ravi Soni Name: Ravi Soni Title: Senior Vice President

Notice Information:

NB Distressed Debt Master Fund LP

c/o Neuberger Berman

190 S. La Salle St., Suite 2300

Chicago, IL 60603

Attn: Bank Loan Team

Phone: (312) 325-7798

Fax: (214) 919-7320

Email: 12149197320@tls.ldsprod.com

with a copy to:

Email: FIBankLoanSettlements@nb.com

[Signature Page to Termination Agreement]

NB DISTRESSED DEBT INVESTMENT FUND LIMITED By: Neuberger Berman Investment Advisers LLC, as Investment Manager By: /s/ Ravi Soni Name: Ravi Soni Title: Senior Vice President

Notice Information:

NB Distressed Debt Investment Fund Limited

c/o Neuberger Berman

190 S. La Salle St., Suite 2300

Chicago, IL 60603

Attn: Bank Loan Team

Phone: (312) 325-7798

Fax: (201) 719-2191

Email: 12017192191@tls.ldsprod.com

with a copy to:

Email: FIBankLoanSettlements@nb.com

[Signature Page to Termination Agreement]

GOLDENTREE 2004 TRUST By: GoldenTree Asset Management, LP, its Investment Advisor By: /s/ Karen Weber Name: Karen Weber Title: Director—Bank Debt

Notice Information:	GoldenTree 2004 Trust 300 Park Avenue, 21st Floor New York, NY 10022 Attn: Brian DaSilva Phone: (212) 847-3548 Fax: (212) 847-3429 Email: GTAMNOTICES@goldentree.com

[Signature Page to Termination Agreement]

GT NM, L.P. By: GoldenTree Asset Management, LP By: /s/ Karen Weber Name: Karen Weber Title: Director—Bank Debt

Notice Information:	GT NM, L.P. 300 Park Avenue, 21st Floor New York, NY 10022 Attn: Brian DaSilva Phone: (212) 847-3548 Fax: (212) 847-3429 Email: GTAMNOTICES@goldentree.com

[Signature Page to Termination Agreement]

SAN BERNARDINO COUNTY EMPLOYEES' RETIREMENT ASSOCIATION By: GoldenTree Asset Management, LP By: /s/ Karen Weber Name: Karen Weber Title: Director—Bank Debt

Notice Information:	San Bernardino County Employees’ Retirement Association 300 Park Avenue, 21st Floor New York, NY 10022 Attn: Brian DaSilva Phone: (212) 847-3548 Fax: (617) 310-5669 Email: GTAMNOTICES@goldentree.com

[Signature Page to Termination Agreement]

LISA AND STEVEN TANANBAUM FAMILY FOUNDATION By: /s/ Steven Tananbaum Name: Steven Tananbaum Title: Authorized Signatory

Notice Information:	Lisa and Steven Tananbaum Family Foundation 10 Loden Lane Purchase, NY 10577 Attn: Steven Tananbaum, Robin Statsky and Felicia Jabbar Fax: (212) 847-3559 Email: stananbaum@goldentree.com

[Signature Page to Termination Agreement]

GARY S. VOGEL /s/ Gary S. Vogel

Notice Information:	Gary S. Vogel c/o Eagle Bulk Shipping Inc. 300 First Stamford Place Stamford, CT 06902 Phone: (303) 276-8100 Fax: (203) 276-8199 Email: gvogel@eagleships.com

[Signature Page to Termination Agreement]

PAUL LEAND /s/ Paul Leand

Notice Information:	Paul Leand 152 Stuyvesant Avenue Rye, NY 10580 Phone: (917) 442-2300 Fax: (212) 208-4630 Email: pleand@amausa.com

[Signature Page to Termination Agreement]

Schedule I

Purchaser	Pro Rata Portion of Termination Payment
Oaktree Value Opportunities Fund, L.P.	$9,642.60
Oaktree Huntington Investment Fund, L.P.	$158.40
Oaktree Opportunities Fund VIIIB, L.P.	$16,097.40
Oaktree Opportunities Fund VIIIB (Parallel), L.P.	$3,999.60
Oaktree Opportunities Fund IX, L.P.	$40,609.80
Oaktree Opportunities Fund IX (Parallel), L.P.	$7,227.00
Oaktree Opportunities Fund IX (Parallel 2), L.P.	$495.00
NB Distressed Debt Master Fund LP	$5,108.40
NB Distressed Debt Investment Fund Limited	$7,484.40
GoldenTree 2004 Trust	$31,383.00
GT NM, L.P.	$336.60
San Bernardino County Employees’ Retirement Association	$990.00
Lisa and Steven Tananbaum Family Foundation	$653.40
Gary Vogel	$534.60
Paul Leand	$534.60